UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2018

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street
New York, New York 10038
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2018, American International Group, Inc. (“AIG”) announced the appointment of Jonathan Wismer as Deputy Chief Financial Officer and Chief Accounting Officer. Mr. Wismer will succeed Elias Habayeb as AIG’s principal accounting officer, effective immediately. Mr. Habayeb was appointed Chief Financial Officer for General Insurance in May 2018. A copy of the press release announcing these changes is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Mr. Wismer, 46, was most recently at Zurich Insurance Group from February 2015 to May 2018, serving as Group Controller until October 2017. Prior to joining Zurich, Mr. Wismer spent nine years at Liberty Mutual Group, serving as Senior Vice President & Chief Financial Officer, Liberty International, from January 2011 to January 2015.

In connection with Mr. Wismer’s appointment, AIG established Mr. Wismer’s initial compensation, which will consist of an annual base salary of $600,000, target short-term incentive compensation of $600,000 (prorated for 2018 based on the number of months served) and target long-term incentive compensation of $800,000. His long-term incentive award is subject to the terms and conditions of AIG’s Long Term Incentive Plan and is consistent with AIG’s compensation program for other employees at his level. Any bonus, equity or equity-based award or other incentive compensation granted to Mr. Wismer is subject to the AIG Clawback Policy (and any other AIG clawback policies as may be in effect from time to time). Mr. Wismer will be entitled to severance in accordance with AIG’s Executive Severance Plan. In connection with his appointment, Mr. Wismer also entered into a non-solicitation and non-disclosure agreement.

There are no arrangements or understandings between Mr. Wismer and any other persons pursuant to which he was selected as an officer. Mr. Wismer has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of American International Group, Inc. dated August 6, 2018.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of American International Group, Inc. dated August 6, 2018.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
Date: August 6, 2018	By:	/s/ James J. Killerlane III
Name: James J. Killerlane III Title: Associate General Counsel and Assistant Secretary